THE AZZAD INCOME FUND COMMENTARY
--------------------------------------------------------------------------------

SECOND QUARTER AUGUST 30, 2002

For the three months ended August 30, 2002, the Azzad Income Fund returned negative (16.78)% while the S&P 500 returned negative (14.16)%.

MARKET AND ECONOMIC ANALYSIS
The second quarter of 2002 continues to be plagued by increasing concerns among investors regarding accounting irregularities, declining U.S. corporate earnings, corporate governance and debt. In addition, energy prices rose as unrest in the Middle East increased, and the dollar declined against most major currencies. On a more positive note, inflation is nearly non-existent prompting the Federal Reserve to keep short-term interest rates unchanged at just below 2%.

Despite investor's concerns, economic indicators suggest the economy is on track for a recovery from last year's recession. The government estimates that the economy grew at a 1.1 percent annual pace in the April-to-June period, with corporate profits continuing to recover. In addition, people are taking advantage of attractive mortgage rates to purchase new homes or refinance existing home loans. In fact, new home sales hit a record-high level during June, even after accounting for normal seasonal growth. Some homeowners have chosen to tap into their home's equity for extra money. This has been one reason why consumer spending has held up so well during the recession.

In an effort to restore investor confidence, Congress has recently passed new legislation to ensure that companies more accurately report their financial results. We believe that once these SEC mandated reforms are implemented, the scars from Enron, WorldCom, Global Crossing, and Adelphia will begin to heal. In addition, the SEC has announced that it will require the largest companies to validate last year's data the next time they release an annual or quarterly report on their business. We believe investor confidence will be strengthened if most of these companies confirm their earlier reports.

FUND PERFORMANCE

While most of our investments in the information technology, telecommunications and health care sectors were down during this period; we continue to believe that these investments will provide our strongest returns over the next three to five years.

We believe the current wave of selling is largely driven by emotional fears rather than rational conclusions. The market is being driven by media headlines and quarterly earnings reports, leading investors to lose sight of a long-term outlook. Historically, these emotional swings have always ended and brought back more rational investing. It is also important to remember that bear market periods such as this have usually preceded investment opportunities.

While we never like to deliver negative news to our shareholders, we remind you that long-term investing is one of the underlying principles at Azzad Asset Management, Inc. One of America's most famous investors, Warren Buffet, said "If you don't want to own a stock for ten years, you shouldn't think about owning it for ten minutes." That remark captures the difference between investing in high-quality companies with strong fundamentals and trading stocks. In these uncertain times, we remain committed to our disciplined investment approach and will continue to invest in high-quality halal companies positioned to deliver strong performance for the portfolio over the long run.

Following several months of falling stock prices, we believe that the market has now corrected the excesses of the late 1990s. From 1995 to 1999, share prices rose more than 20 percent per year. This far exceeded the 50 year average of 9 percent per year. We believe that the latest decline in prices may have brought stock valuations down to very attractive levels. We intend to cautiously take advantage of these falls in the market.


Important Information

Past Performance does not guarantee future results. The Azzad family of funds including the Azzad/Dow Jones Ethical Market Fund are not insured and are subject to market risks. For a prospectus containing more information, including charges and expenses call 866-862-9923. Investment return, principal value, and yield of an investment will fluctuate. You may lose money. The material contained herein has been prepared from sources we believe to be reliable, but we make no guarantee as to its accuracy or completeness. This material is published solely for informational purposes only and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or investment product. Azzad Funds are distributed by CFS Distributors, Inc. member NASD-SIPC. 8/02

THE AZZAD/DOW JONES ETHICAL MARKET FUND COMMENTARY
--------------------------------------------------------------------------------

SECOND QUARTER AUGUST 30, 2002

For the three months ended August 30, 2002, the Azzad/Dow Jones Ethical Market Fund returned negative (16.34)% while the Dow Jones Islamic Market Index (DJIMX) returned negative (13.62) %.

MARKET AND ECONOMIC ANALYSIS
The second quarter of 2002 continues to be plagued by increasing concerns among investors regarding accounting irregularities, declining U.S. corporate earnings, corporate governance and debt. In addition, energy prices rose as unrest in the Middle East increased, and the dollar declined against most major currencies. On a more positive note, inflation is nearly non-existent prompting the Federal Reserve to keep short-term interest rates unchanged at just below 2%.

Despite investor's concerns, economic indicators suggest the economy is on track for a recovery from last year's recession. The government estimates that the economy grew at a 1.1 percent annual pace in the April-to-June period, with corporate profits continuing to recover. In addition, people are taking advantage of attractive mortgage rates to purchase new homes or refinance existing home loans. In fact, new home sales hit a record-high level during June, even after accounting for normal seasonal growth. Some homeowners have chosen to tap into their home's equity for extra money. This has been one reason why consumer spending has held up so well during the recession.

In an effort to restore investor confidence, Congress has recently passed new legislation to ensure that companies more accurately report their financial results. We believe that once these SEC mandated reforms are implemented, the scars from Enron, WorldCom, Global Crossing, and Adelphia will begin to heal. In addition, the SEC has announced that it will require the largest companies to validate last year's data the next time they release an annual or quarterly report on their business. We believe investor confidence will be strengthened if most of these companies confirm their earlier reports.

FUND PERFORMANCE

While most of our investments in the information technology, telecommunications and health care sectors were down during this period; we continue to believe that these investments will provide our strongest returns over the next three to five years.

We believe the current wave of selling is largely driven by emotional fears rather than rational conclusions. The market is being driven by media headlines and quarterly earnings reports, leading investors to lose sight of a long-term outlook. Historically, these emotional swings have always ended and brought back more rational investing. It is also important to remember that bear market periods such as this have usually preceded investment opportunities.

While we never like to deliver negative news to our shareholders, we remind you that long-term investing is one of the underlying principles at Azzad Asset Management, Inc. One of America's most famous investors, Warren Buffet, said "If you don't want to own a stock for ten years, you shouldn't think about owning it for ten minutes." That remark captures the difference between investing in high-quality companies with strong fundamentals and trading stocks. In these uncertain times, we remain committed to our disciplined investment approach and will continue to invest in high-quality halal companies positioned to deliver strong performance for the portfolio over the long run.

Following several months of falling stock prices, we believe that the market has now corrected the excesses of the late 1990s. From 1995 to 1999, share prices rose more than 20 percent per year. This far exceeded the 50 year average of 9 percent per year. We believe that the latest decline in prices may have brought stock valuations down to very attractive levels. We intend to cautiously take advantage of these falls in the market.


Important Information

Past Performance does not guarantee future results. The Azzad family of funds including the Azzad/Dow Jones Ethical Market Fund are not insured and are subject to market risks. For a prospectus containing more information, including charges and expenses call 866-862-9923. Investment return, principal value, and yield of an investment will fluctuate. You may lose money. The material contained herein has been prepared from sources we believe to be reliable, but we make no guarantee as to its accuracy or completeness. This material is published solely for informational purposes only and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or investment product. Azzad Funds are distributed by CFS Distributors, Inc. member NASD-SIPC. 8/02

                            AVERAGE ANNUAL RETURNS *

AZZAD INCOME FUND
                                                        1 Year   Since Inception
Class A Shares (inception 07/11/00)                    (13.05%)     (33.06%)
Dow Jones Islamic USA Maket Index - IMUS               (21.66%)     (24.55%)

AZZAD/DOW JONES ETHICAL MARKET FUND
                                                        1 Year   Since Inception
No Load Shares (inception 12/22/00)                    (13.64%)     (16.64%)
Dow Jones Islamic Market Index
  (Extra Liquid version) - IMXL                         (1.77%)     (14.31%)

*The data represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption.

The returns shown do not reflect the deduction of taxes shareholders would pay on the redemption of fund shares or fund distributions.

          ------------------------------------------------------------
                               AZZAD INCOME FUND

                               [GRAPHIC OMITTED]

                                             June 30
                                              2002

                              Class A        $4,530
                              IMUS           $5,741
          ------------------------------------------------------------

          ------------------------------------------------------------
                      AZZAD/DOW JONES ETHICAL MARKET FUND

                               [GRAPHIC OMITTED]

                                             June 30
                                              2002

                              Class A        $7,682
                              IMXL           $8,043
          ------------------------------------------------------------

     The business and affairs of the Funds are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers of the Trust. Each Trustee serves as a trustee for an indefinite term until a special shareholder meeting is called for the purpose of voting for Trustees and until their successors are properly elected and qualified. Each Trustee oversees three Funds of the Trust. The Trust is not part of a "fund complex." In each table, the column regarding "other directorships" refers to directorships held in public companies and other mutual funds.

     The following table contains information concerning each officer of the Company and each trustee of the Company who is an "interested person" of the Company, as defined in the 1940 Act. Mr. Khan is an "interested person" because he is an officer of the Company. Mr. Qasem is an "interested person" because he is an officer of the Company and an officer of the Adviser.


---------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF
                                                                 PRINCIPAL      PORTFOLIOS IN        OTHER
                                 POSITIONS      LENGTH OF       OCCUPATION      FUND COMPLEX     DIRECTORSHIPS
     NAME, ADDRESS               HELD WITH        TIME          DURING PAST      OVERSEEN BY          HELD
        AND AGE                 THE COMPANY      SERVED           5 YEARS          TRUSTEE         BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
Qamaruddin Ali Yar Khan         Chairman,      Since 1996  Vice-President of        2                None
19 West Fullerton Ave.          President                  Finance, Sonoscan,
Glendale Heights, IL 60139      and Trustee                Inc. (manufacturer of
Year of Birth:  1943                                       ultrasonic testing
                                                           equipment)(February
                                                           2001 to present);
                                                           Controller, Sonoscan,
                                                           Inc., (1991 to
                                                           February 2001);
                                                           President and Director
                                                           of Income Achievers,
                                                           Inc. (January 1995 to
                                                           April 2002)
---------------------------------------------------------------------------------------------------------------
Bashar Qasem                    Treasurer      Since 2001  President of Azzad       2                None
3130 Fairview Park Drive        and Trustee                Asset Management, Inc.
Suite 130                                                  (since its inception
Falls Church, VA 22402                                     in 2000); Operating
Year of Birth:  1964                                       Manager of Azzad Asset
                                                           Management LLC
                                                           (investment adviser)
                                                           (1997 to 1999); Chief
                                                           Executive  Officer of
                                                           Ideal Network Systems
                                                           (computers)(1992 to
                                                           1997)
---------------------------------------------------------------------------------------------------------------

The following table provides information regarding each trustee who is not an "interested person" of the Company, as defined in the 1940 Act.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                 PRINCIPAL           PORTFOLIOS IN        OTHER
                                 POSITIONS      LENGTH OF       OCCUPATION           FUND COMPLEX     DIRECTORSHIPS
     NAME, ADDRESS               HELD WITH        TIME          DURING PAST           OVERSEEN BY          HELD
        AND AGE                 THE COMPANY      SERVED           5 YEARS               TRUSTEE         BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Syed Shamshad Husain            Trustee         Since      Managing Director of IQRA   2                 Iqra'
1046 Longford Road                              2000       International Education                       International
Bartlett, IL 60103                                         Foundation (publisher of                      Educational
Year of Birth: 1936                                        Islamic religious books)                      Foundation;
                                                           (1995 to present)                             Muslim Society,
                                                                                                         Inc.; Council of
                                                                                                         Islamic
                                                                                                         Organizations of
                                                                                                         Greater Chicago
-------------------------------------------------------------------------------------------------------------------------
Syed K. Raheemullah             Trustee         Since      Member of the technical     2                 Muslim Society,
25 W. 181 Salem                                 2000       staff of Lucent                               Inc.
Naperville, IL 60540                                       Technologies
Year of Birth:  1948                                       (manufacturer of
                                                           telephone equipment)
                                                           (1986 to present)
-------------------------------------------------------------------------------------------------------------------------
Mohammad Abdul-Aleem            Trustee         Since      CEO of Tjara Networks,      2                 Human Assistance
5845 Doverwood Drive                            2001       Inc. (Architects of                           & Development
#107                                                       IslamiaCity.com) (2000 to                     International;
Culver City, CA  90230                                     present); President,                          Tjara Networks,
Year of Birth:  1958                                       Human Assistance and                          Inc.; New Horizon
                                                           Development International                     School Los
                                                           (a non-profit                                 Angeles
                                                           organization working in
                                                           the field of long-term
                                                           development for the
                                                           disadvantaged) (1990 to
                                                           present); Project
                                                           Management Systems
                                                           Analyst, TRW Space and
                                                           Defense (1987 to present)
-------------------------------------------------------------------------------------------------------------------------

                              TAIT, WELLER & BAKER
                          CERTIFIED PUBLIC ACCOUNTANTS


         REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE AZZAD FUNDS

We have audited the accompanying statement of assets and liabilities of The Azzad Income Fund and the Azzad/Dow Jones Ethical Market Fund (each a series of The Azzad Funds), including the schedules of investments, as of June 30, 2002, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and financial highlights for each Fund's initial period of operations have been audited by other auditors, whose reports dated July 30, 2001 and September 18, 2001 on the Azzad Income Fund (formerly, Islamia Income
Fund) and Azzad/Dow Jones Ethical Market Fund, respectively expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Azzad Income Fund and Azzad/Dow Jones Ethical Market Fund as of June 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                             /s/ TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
AUGUST 12, 2002

AZZAD INCOME FUND                                                  JUNE 30, 2002
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                        SHARES          VALUE
                                                       --------       ----------

COMMON STOCKS - 69.64%
----------------------
      AGRICULTURAL - 2.66%
             Syngenta AD-ADR                                400         $ 4,864
                                                                      ----------

      APPLIANCES - 4.66%
             Maytag Corp.                                   200           8,530
                                                                      ----------

      COMPUTER HARDWARE - 4.00%
             Intel Corp.                                    400           7,308
                                                                      ----------

      COMPUTER SERVICE/ SOFTWARE - 4.58%
             Cisco Systems *                                600           8,370
                                                                      ----------

      COMPUTER SYSTEMS - 0.07%
             Agere Systems, Inc. Class A *                    3               4
             Agere Systems, Inc. Class B *                   79             119
                                                                      ----------
                                                                            123

      MEDICAL PRODUCTS - 5.07%
             Medtronic                                      200           8,570
             Zimmer Holdings Inc. *                          20             713
                                                                      ----------
                                                                          9,283
                                                                      ----------

      MEDICAL DRUGS - 15.56%
             Bristol-Myers Squibb Co.                       300           7,710
             Pfizer Inc.                                    300          10,500
             Wyeth                                          200          10,240
                                                                      ----------
                                                                         28,450
                                                                      ----------

      OIL AND GAS - 14.92%
             Halliburton Company                            500           7,970
             New Jersey Resources                           450          13,432
             Phillips Petroleum                             100           5,888
                                                                      ----------
                                                                         27,290
                                                                      ----------

      PIPELINES - 0.00%
             Enron Corp.                                    100               -
                                                                      ----------

      RETAIL STORES - 6.02%
             Home Depot                                     300          11,019
                                                                      ----------

      See accompanying notes to financial statements.

AZZAD INCOME FUND                                                  JUNE 30, 2002
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                        SHARES          VALUE
                                                       --------       ----------

      TELECOMMUNICATIONS - 12.10%
             AT&T Wireless Service *                         32             187
             Avaya, Inc. *                                  308           1,525
             Lucent Technologies                            300             498
             Nokia Corp. ADR                                700          10,136
             SBC Communications                             300           9,150
             Tellabs Inc. *                                 100             632
                                                                      ----------
                                                                         22,128
                                                                      ----------

      TOTAL COMMON STOCKS (COST $209,799) - 69.64%                      127,365
      OTHER ASSETS AND LIABILITIES - NET - 30.36%                        55,519
                                                                      ----------
      NET ASSETS - 100%                                               $ 182,884
                                                                      ==========

* Non-income producing security

ADR American Depository Receipt

See accompanying notes to financial statements.

AZZAD/DOW JONES ETHICAL MARKET FUND                                JUNE 30, 2002
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                        SHARES          VALUE
                                                       --------       ----------
COMMON STOCKS - 73.56%
----------------------
     CHEMICALS - 6.77%
            Dow Chemical                                    101        $ 3,472
            DuPont De Nemours & Co.                          73          3,241
                                                                      ---------
                                                                         6,713

     COMPUTER HARDWARE - 5.29%
            Dell Computer *                                  41          1,072
            EMC Corp. *                                      38            287
            Hewlett-Packard Co.                              92          1,406
            Intel Corp.                                     112          2,046
            Palm, Inc. *                                     89            157
            Sun Microsystems *                               56            280
                                                                      ---------
                                                                         5,248
                                                                      ---------

     COMPONENTS - 3.20%
            Honeywell, Int'l.                                90          3,171
                                                                      ---------

     COMPUTER SERVICE/SOFTWARE - 7.79%
            Cisco Systems, Inc. *                           124          1,730
            Electronic Data Systems                          40          1,486
            Microsoft Corp. *                                70          3,788
            Oracle Corp. *                                   76            720
                                                                      ---------
                                                                         7,724
                                                                      ---------

     COSMETICS/TOILETRIES - 4.14%
            Procter & Gamble                                 46          4,108
                                                                      ---------

     DIVERSIFIED CONGLOMERATES - 1.55%
            Corning, Inc. *                                 330          1,171
            Tyco Int'l. Ltd.                                 27            365
                                                                      ---------
                                                                         1,536
                                                                      ---------

     ELECTRONIC COMPONENTS - 0.04%
            Agere Systems, Inc. Class B *                    26             39
            Agere Systems, Inc. Class A *                     1              1
                                                                      ---------
                                                                            40
                                                                      ---------

     ELECTRONIC EQUIPMENT - 3.25%
            Emerson Electric Co.                             33          1,766
            Motorola, Inc.                                   50            721
            Texas Instruments                                31            735
                                                                      ---------
                                                                         3,222
                                                                      ---------
     See accompanying notes to financial statements.

AZZAD/DOW JONES ETHICAL MARKET FUND                                JUNE 30, 2002
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                        SHARES          VALUE
                                                       --------       ----------
     FOOD & BEVERAGE - 3.33%
            Coca-Cola Co.                                    40          2,240
            Pepsico, Inc.                                    22          1,060
                                                                      ---------
                                                                         3,300
                                                                      ---------

     MEDICAL BIOMEDICAL/GENE - 1.69%
            AMGEN, Inc. *                                    40          1,675
                                                                      ---------

     MEDICAL PRODUCTS - 3.65%
            Johnson & Johnson                                50          2,613
            Medtronic, Inc.                                  21            900
            Zimmer Holdings Inc. *                            3            107
                                                                      ---------
                                                                         3,620
                                                                      ---------

     MEDICAL DRUGS - 11.32%
            Abbott Labs                                      25            941
            Bristol-Myers Squibb Co.                         34            874
            Lilly (Eli) & Co.                                16            902
            Merck & Co.                                      40          2,026
            Pfizer, Inc.                                    112          3,920
            Pharmacia Corp.                                  20            749
            Schering Plough Co.                              26            639
            Wyeth Pharmaceuticals                            23          1,178
                                                                      ---------
                                                                        11,229
                                                                      ---------

     MISC. MANUFUCTURER - 2.48%
            Minnesota Mining and Mfg.                        20          2,460
                                                                      ---------

     OIL AND GAS - 11.66%
            Chevron Texaco Corp.                             65          5,752
            Exxon Mobil Corp.                               142          5,811
                                                                      ---------
                                                                        11,563
                                                                      ---------

     PIPELINES - .00%
            Enron Corp. **                                   13              -
                                                                      ---------

     RETAIL STORES - 1.52%
            Home Depot                                       41          1,506
                                                                      ---------
     See accompanying notes to financial statements.

AZZAD/DOW JONES ETHICAL MARKET FUND                                JUNE 30, 2002
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                        SHARES          VALUE
                                                       --------       ----------
     TELECOMMUNICATIONS - 5.88%
            Bellsouth Corp.                                  30            945
            JDS Uniphase Corp. *                             90            242
            Lucent Technologies                             100            166
            Qualcom, Inc. *                                  20            550
            SBC Communications                               99          3,020
            Sprint Corp. (Fon Group)                         85            902
            Worldcom, Inc. (MCI Group)                        2              3
                                                                      ---------
                                                                         5,828
                                                                      ---------

     TOTAL COMMON STOCKS (COST $93,788) - 73.56%                        72,943
     OTHER ASSETS AND LIABILITIES - NET - 26.44%                        26,222
                                                                      ---------
     NET ASSETS - 100%                                                $ 99,165
                                                                      =========

* Non-income producing security
** Security valued at zero.

See accompanying notes to financial statements.

AZZAD FUNDS                                                        JUNE 30, 2002
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                                    DOW JONES
                                                      INCOME         ETHICAL
                                                       FUND         MAKET FUND
                                                   ------------    ------------
Assets:
     Investments in securities, at value           $    127,365    $     72,943
        (cost $209,799 and $93,788 respectively)
    Cash                                                 63,170          28,477
    Receivables:
        Dividends                                           195              67
        From advisor                                      4,968           9,226
    Prepaid expenses                                        754           2,751
                                                   ------------    ------------

                Total assets                            196,452         113,464
                                                   ------------    ------------
Liabilities:
Accrued expenses                                         11,068           9,549
Payables:
       Accounting fees                                    1,000           1,750
       Administration fees                                  750           1,750
       Transfer Agent fees                                  750           1,250
                                                   ------------    ------------


                Total liabilities                        13,568          14,299
                                                   ------------    ------------

                NET ASSETS                         $    182,884    $     99,165
                                                   ============    ============

Net assets consist of:
      Paid-in-capital                              $    280,002    $    120,010
      Accumulated net realized loss on investments      (14,684)           --
      Net unrealized depreciation of investments        (82,434)        (20,845)
                                                   ------------    ------------

      Net assets applicable to outstanding
          capital shares                           $    182,884    $     99,165
                                                   ============    ============


      Shares outstanding                                 40,398          13,198
                                                   ============    ============

     NET ASSET VALUE                               $       4.53    $       7.51
                                                   ============    ============
     Offering price (Net asset value/97%)          $       4.67
                                                   ============

See accompanying notes to financial statements.

AZZAD FUNDS                                                FOR THE YEAR ENDED JUNE 30, 2002
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------
                                                                                DOW JONES
                                                                 INCOME          ETHICAL
                                                                  FUND          MAKET FUND
                                                              ------------     ------------
Investment income:
      Dividend income                                         $      3,104     $      1,101
                                                              ------------     ------------

Expenses:
      Investment advisory fees                                       2,220              800
      Distribution fees                                                350              200
      Administrative fees                                            8,303           17,150
      Accounting service fees                                       11,000           17,442
      Insurance                                                      1,836            1,247
      Pricing                                                        2,503            3,724
      Transfer agent fees                                           10,385           14,669
      Registration fees                                              4,718            8,738
      Shareholder reports                                            6,386             --
      Custodian fees                                                 5,265            4,278
      Professional fees                                             10,645           10,799
      Miscellaneous                                                  2,292            4,029
                                                              ------------     ------------

              Total expenses                                        65,903           83,076
      Expenses reimbursed                                          (58,688)         (80,473)
      Fees waived                                                   (2,220)            (800)
                                                              ------------     ------------
              Net expenses                                           4,995            1,803
                                                              ------------     ------------

NET INVESTMENT LOSS                                                 (1,891)            (702)
                                                              ------------     ------------

Net realized and unrealized gain (loss) on investments:
      Net realized loss on investments                               1,403              250
      Net change in unrealized depreciation of investments         (27,738)         (14,493)
                                                              ------------     ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                    (26,335)         (14,243)
                                                              ------------     ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    (28,226)    $    (14,945)
                                                              ============     ============

See accompanying notes to financial statements.

AZZAD FUNDS
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
                                                                        INCOME                           DOW JONES
                                                                          FUND                      ETHICAL MARKET FUND
                                                             -----------------------------     -----------------------------
                                                              YEAR ENDED      PERIOD ENDED     PERIOD ENDED     PERIOD ENDED
                                                               JUNE 30,         JUNE 30,         JUNE 30,         AUGUST 31,
                                                                 2002             2001*            2002             2001**
                                                             ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS

From operations:
     Net investment loss                                     $     (1,891)    $    (64,872)    $       (702)    $       (328)
     Net realized gain (loss) on investments                        1,403          (16,087)             250            1,287
     Net change in unrealized depreciation of investments         (27,738)         (54,696)         (14,493)          (6,352)
                                                             ------------     ------------     ------------     ------------


           Net decrease in net assets from operations             (28,226)        (135,655)         (14,945)          (5,393)
                                                             ------------     ------------     ------------     ------------

Distributions to shareholders from:
    Net realized gains                                               --               --               (959)            --
                                                             ------------     ------------     ------------     ------------

From net capital share transactions - (Note 4)                    (58,517)         305,282           41,580           78,882
                                                             ------------     ------------     ------------     ------------

Net increase (decrease) in net assets                             (86,743)         169,627           25,676           73,489
Net assets at beginning of period                                 269,627          100,000           73,489             --
                                                             ------------     ------------     ------------     ------------

NET ASSETS AT END OF PERIOD                                  $    182,884     $    269,627     $     99,165     $     73,489
                                                             ============     ============     ============     ============

*Commenced operations on July 11, 2000.
**Commenced operations on December 22, 2000.
See accompanying notes to financial statements.

AZZAD FUNDS
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------

For a capital share outstanding throughout each period indicated:

                                                  INCOME FUND           DOW JONES ETHICAL MARKET FUND
                                                    CLASS A                        CLASS A
                                          --------------------------      --------------------------
                                          Year Ended     Period Ended    Period Ended   Period Ended
                                           June 30,        June 30,         June 30,      August 31,
                                             2002            2001*            2002 ***       2001**
                                          ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD      $     5.21      $    10.00      $     8.78      $    10.00
                                          ----------      ----------      ----------      ----------

Income from investment operations:
     Net investment loss                       (0.05)          (1.59)          (0.05)          (0.04)
     Net realized and unrealized loss
        on investments                         (0.63)          (3.20)          (1.14)          (1.18)

Dividends  and distributions                    --              --             (0.08)           --
                                          ----------      ----------      ----------      ----------

NET ASSET VALUE, END OF PERIOD            $     4.53      $     5.21      $     7.51      $     8.78
                                          ==========      ==========      ==========      ==========

TOTAL RETURN                                  (13.05%)        (47.90%)        (13.64%)        (12.20%)

Ratios to Average Net Assets (a)
     Net investment loss                       (0.85%)        (26.76%)         (0.88%)          (.70%)
     Total expenses                            29.69%          33.39%         104.00%         158.05%
     Expenses waived or reimbursed (b)        (27.44%)         (5.57%)       (101.75%)       (155.80%)
     Net expenses                               2.25%          27.82%           2.25%           2.25%


Net assets, end of period  (000's)        $      183      $      270      $       99      $       73

Turnover Ratio                                  8.81%          59.40%           6.93%          27.54%

------------------------------------------------

* For the period July 11, 2000 (commencement of operations) to June 30, 2001.
** For the period December 22, 2000 (commencement of operations) to August 31, 2001.
*** For the period September 01, 2001 to June 30, 2002.
(a) Ratios are annualized for periods of less than one year, except for the total return ratio.
(b) Expenses waived or reimbursed reflect reductions to total expenses and would, similarly, increase the net investment loss ratio for the period had such reductions not occurred.

See accompanying notes to financial statements.

AZZAD FUNDS                                                        JUNE 30, 2002
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 23, 1996. There are two series within the Trust that are presently operating. The Azzad Income Fund (the "Income Fund"), formerly the Islamia Income Fund, commenced operations on July 11, 2000 and is registered as a diversified fund.. The Azzad/Dow Jones Ethical Market Fund (the "Dow Jones Ethical Market Fund"), commenced operations on December 22, 2000 and is registered as a non-diversified fund. The two series included in these financial statements are collectively referred to as the "Funds" and individually as a "Fund".

The Income Fund's primary investment objective is to seek to provide current income and as a secondary objective, appreciation of capital consistent with Shari'ah based principles as determined by the Fund's Shari'ah Supervisory Board.

The Dow Jones Ethical Market Fund's primary investment objective is to provide investors with annual returns which, after expenses, match or exceed the annualized performance of the U.S. component stocks of the Dow Jones Islamic Market Extra Liquid Index (the "IMXL"), a sub-index of the Dow Jones Islamic Market Index ("DJIM"). The DJIM is a globally diversified compilation of common stocks considered by the Dow Jones Shari'ah Supervisory Board to be compliant with Shari'ah law.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION. Securities are valued at the close of each business day at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Under Shari'ah principles, interest income must be segregated and donated to qualified charities.

FEDERAL INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

AZZAD FUNDS                                                        JUNE 30, 2002
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on ex-dividend date. The Fund will distribute its net investment income, if any, semi-annually, and net realized capital gains, if any, annually. The Fund distributes tax basis earnings in accordance with the distribution requirements of the Internal Revenue Code, which may result in dividends or distributions in excess of financial statement (book) earnings. Income dividends and capital gain distributions are determined in accordance with tax regulations which may differ from accounting principles generally accepted in the United States of America. Capital loss carry forwards may be utilized to offset current or future capital gains, if any.

3.   INVESTMENT TRANSACTIONS

The following table presents the cost of purchases and proceeds from sales of investments, excluding short-term investments, for the period ended June 30, 2002. All purchases and sales were common stock,

                                    INCOME           DOW JONES ETHICAL
                                     FUND               MARKET FUND
                                  ----------             ----------

Purchases                         $ 17,099                $ 11,130
Sales                             $ 77,923                $  5,653

4.   CAPITAL SHARE TRANSACTION

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares.

The following is a summary of capital share activity for the period indicated:

                                  YEAR ENDED                PERIOD ENDED
                                JUNE 30, 2002               JUNE 30, 2001
                            -----------------------     -----------------------
INCOME FUND                  SHARES        AMOUNT        SHARES        AMOUNT
-----------                 ---------     ---------     ---------     ---------
CLASS A
-------
Shares sold                     1,562     $   7,504        48,984     $ 343,529
Shares reinvested                --            --            --            --
Shares redeemed               (12,932)      (66,021)       (7,215)      (38,247)
                            ---------     ---------     ---------     ---------
NET INCREASE (DECREASE)       (11,370)    $ (58,517)       41,769     $ 305,282
                            =========     =========     =========     =========

                                   PERIOD ENDED              PERIOD ENDED
                                 JUNE 30, 2002              AUGUST 31, 2001
DOW JONES ETHICAL           ---------     ---------     ---------     ---------
MARKET FUND                  SHARES        AMOUNT        SHARES        AMOUNT
-----------                 ---------     ---------     ---------     ---------
NO LOAD
-------

Shares sold                     5,201     $  44,664        10,817     $ 102,936
Shares reinvested                 109           959          --            --
Shares redeemed                  (480)       (4,043)       (2,450)      (24,054)
                            ---------     ---------     ---------     ---------
NET INCREASE                    4,830     $  41,580         8,367     $  78,882
                            =========     =========     =========     =========

AZZAD FUNDS                                                        JUNE 30, 2002
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   TAX BASIS INFORMATION

The Funds account for investments and distributions to shareholders in accordance with both book basis, accounting principles generally accepted in the United States of America, and tax basis, rules of the Internal Revenue Code. Differences between these two methods principally affect the character and timing of capital gains realization. The following table describes the federal income tax basis of key components of net assets and distributions to shareholders.

                                                                     DOW JONES
                                                      INCOME          ETHICAL
TAX BASIS                                              FUND         MARKET FUND
-------------------------------------------------------------------------------

Cost of Investments                                $    209,799    $     93,788
                                                   ============    ============

Gross Unrealized Appreciation                      $      3,711    $      1,939
Gross Unrealized Depreciation                           (86,145)        (22,784)
                                                   ------------    ------------
Net Unrealized Appreciation (Depreciation)         $    (82,434)   $    (20,845)
                                                   ============    ============

Capital Loss Carryforwards                         $     14,684    $       --
                                                   ============    ============
Expiration Periods                                         2010            2010

Post October Losses                                $       --      $       --
                                                   ============    ============

Undistributed Ordinary Income                      $       --      $       --
                                                   ============    ============
Ordinary Income Distributions June 30, 2002        $       --      $       --
                                                   ============    ============
Ordinary Income Distributions August 31, 2001      $       --      $        959
                                                   ============    ============

The primary book to tax differences for the Funds reflect the tax treatment of short-term capital gains as ordinary income.

6.   TRANSACTIONS WITH THE ADVISOR AND AFFILIATES

Azzad Asset Management, Inc. (the "Advisor") under an advisory agreement with the Trust, dated April 08, 2002, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board of Trustees, directs the investments of the Trust in accordance with the individual Fund's investment objectives, policies and limitations. For this service the Advisor receives a monthly management fee at the annual rate of 1.00% and 80% for the Dow Jones Ethical Market Fund and the Income Fund, respectively, of the average daily net assets, respectively.

The Advisor has agreed to waive all or a portion of it's management fees and/or reimburse the Funds for operating expenses to the extent necessary to limit the Funds operating expenses to 2.25% of the average daily net assets. For the period ended June 30, 2002, the Advisor reimbursed the Income Fund and the Dow Jones Ethical Market Fund, $58,688 and 80,473, respectively, for operating expenses. The advisor waived fees of $2,200 for the Income Fund and $800 for the Dow Jones Ethical Market Fund.

Champion Fund Services ("Champion"), is the Administrator, Fund Accounting Agent and Transfer Agent for the Trust. The annual fees for the above contracts are $30,000, $33,000 and $24,000 (plus a maximum of $23 per shareholder account), respectively, and standard out-of-pocket expenses, are paid monthly. The Administrator is responsible for financial reporting,

AZZAD FUNDS                                                        JUNE 30, 2002
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

compliance monitoring and corporate management. The Fund Accounting Agent determines the net asset value per share of each Fund and provides accounting services to the Trust. The Transfer Agent provides shareholder services and is the dividend paying agent of the Trust. The fees to Champion for the period ended June 30, 2002. were:

                                           Income             Dow Jones Ethical
                                            Fund                  Market Fund
                                         ----------           -----------------

Administrative fees                      $    8,303               $   17,150
Accounting service fees                      11,000                   17,442
Transfer agency fees                         10,385                   14,669

On November 1, 2001, the Fund entered into a distribution agreement with CFS Distributors, Inc. (the "Distributor"), an affiliate of Champion Fund Services. Concurrently, the Fund adopted a Distribution and Services Plan, (the "Plan") pursuant to Rule 12(b)-1 of the Act. The Fund pays the Distributor a fee at an annual rate of 0.25% of its average daily net assets for which the Distributor provides marketing and promotional support to the Fund, shareholder servicing and maintenance of shareholder accounts and makes payments to broker/dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders. For the period ended June 30, 2002 the Income Fund and the Dow Jones Ethical Market Fund incurred fees of $350 and $200, respectively.